Centennial Government Trust
Supplement dated December 9, 2008 to the
Prospectus dated October 24, 2008

This supplement is in addition to the supplement dated December 9, 2008 and replaces the supplement dated October 24, 2008 and amends the Prospectus of Centennial Government Trust (the “Trust”) dated October 24, 2008 by adding the following:

The Trust's Board of Trustees, has elected for the Trust to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department has accepted the Trust’s application to participate in the Program and entered into a Guarantee Agreement with the Trust dated as of September 19, 2008. The Trust has also notified the Treasury Department of its intent to continue its participation in the Program through April 30, 2009.

Under the Program, shareholders of the Trust as of the close of business on September 19, 2008, may be guaranteed against loss in the event that the Trust’s net asset value falls below $0.995. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Trust owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Trust’s net asset value falls below $0.995. If the number of shares of the Trust you hold after September 19, 2008, fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008, will not be covered.

To be entitled to payments under the Program, an investor must have held shares of the Trust both on September 19, 2008, and if the Trust’s net asset value per share were to fall below $0.995 per share during the time period covered by the Program, on that date as well. In addition, the Trust’s Board of Trustees must take prompt action to liquidate the Trust and the Trust must comply with other requirements of the Program. Upon liquidation of the Trust, a covered shareholder would receive the liquidation value per share of the Trust and thereafter would receive a payment for each covered share equal to the shortfall between the liquidation proceeds and $1.00 per share. Guarantee payments to all participants in the Program will not exceed the amount available in the U.S. Government’s Exchange Stabilization Fund at the time of such payments. As of September 19, 2008, the Exchange Stabilization Fund was valued at approximately $50 billion, and there is no commitment by the government to increase that amount if it is depleted by claims.

The Program’s initial period is for a three month term from September 19, 2008, through December 18, 2008. The Treasury Secretary elected to extend the Program from December 19, 2008 through April 30, 2009. The Trust has applied to participate in the Program through April 30, 2009. The Treasury Secretary has the option to further extend the Program up to the close of business on September 18, 2009. The Program cannot be extended beyond September 18, 2009. The Trust has paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Trust’s net assets as of the close of business on September 19, 2008. The Trust has paid an additional fee to continue its participation in the Program through April 30, 2009 in the amount of 0.015% of the Trust’s net assets as of the close of business on September 19, 2008. Participation in any further extension of the Program would require payment of an additional fee.

Further information about the Program can be obtained the web site of the Treasury Department at www.ustreas.gov .

December 9, 2008                                                                   PS0170.021